POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of November, 1997.



                               /s/Lawrence  T. Babbio, Jr.
                               Lawrence T. Babbio, Jr.

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of November, 1997.




                                   /s/ R. L. Carrion
                                   Richard L. Carrion

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of November, 1997.




                                    /s/ James G. Cullen
                                   James G. Cullen

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of November, 1997.




                                   /s/ J. R.  de Vink
                                   Lodewijk J.R. de Vink

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of November, 1997.




                                    /s/ James H. Gilliam, Jr.
                                   James H. Gilliam, Jr.

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of November, 1997.




                                    /s/ Stanley P. Goldstein
                                   Stanley P. Goldstein

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of November, 1997.




                                    /s/Helene L. Kaplan
                                   Helene L. Kaplan

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of November, 1997.




                                    /s/ Thomas H. Kean
                                   Thomas H. Kean

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of November, 1997.




                                    /s/ Elizabeth T. Kennan
                                   Elizabeth T. Kennan

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of November, 1997.




                                    /s/ John  F. Maypole
                                   John F. Maypole

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of November, 1997.




                                    /s/ Joseph Neubauer
                                   Joseph Neubauer

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of November, 1997.




                                    /s/ Thomas H. O'Brien
                                   Thomas H. O'Brien

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of November, 1997.




                                    /s/ Eckhard Pfeiffer
                                   Eckhard Pfeiffer

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of November, 1997.




                                   /s/ Hugh B. Price
                                   Hugh B. Price

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of November, 1997.




                                   /s/ Rozanne L. Ridgway
                                   Rozanne L. Ridgway

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of November, 1997.




                                   /s/ F V Salerno
                                   Frederic V. Salerno

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of November, 1997.




                                   /s/ Ivan Seidenberg
                                   Ivan G. Seidenberg

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of November, 1997.




                                   /s/ Walter V. Shipley
                                   Walter V. Shipley

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of November, 1997.




                                   /s/ Ray Smith
                                   Raymond W. Smith

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of November, 1997.




                                   /s/ John R. Stafford
                                   John R. Stafford

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of November, 1997.




                                   /s Morrison DeS. Webb
                                   Morrison DeS. Webb

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of November, 1997.




                                   /s/ Shirley Young
                                   Shirley Young